                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-04014
                                                     ---------

                             Meridian Fund, Inc.(R)
        ----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       60 E. Sir Francis Drake Boulevard.
                             Wood Island, Suite 306
                               Larkspur, CA 94939
        ----------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Richard F. Aster, Jr.
                        60 E. Sir Francis Drake Boulevard
                             Wood Island, Suite 306
                               Larkspur, CA 94939
        ----------------------------------------------------------------
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 415-461-6237
                                                            ------------

                     Date of fiscal year end: June 30, 2004
                                              -------------

                     Date of reporting period: June 30, 2004
                                               -------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

MERIDIAN FUND, INC.
                                                                    July 6, 2004

To Our Shareholders:

Stocks experienced modest gains during the second quarter. Strong earnings growth was partially offset by investor concerns over rising interest rates and energy costs. The S&P 500 advanced 1.3%, the NASDAQ 2.7% and the Russell 2000 0.2%. Calendar year to date, the S&P 500 is up 2.6%, the NASDAQ 2.2% and the Russell 2000 6.2%, as small cap stocks continue to outperform their larger counterparts. The strongest performing sectors included coal, tires and aerospace. Agriculture, precious metals and home construction represented three of the weaker performing groups. The yield on the ten-year treasury bond increased during the quarter to 4.59%, up from 3.85%, reflecting a pick up in business activity.

The economy continues to perform well. GDP grew at a robust 3.9% in the first quarter. Housing starts and retail sales continue to be strong. The high price of energy, however, could moderate consumer spending. Manufacturing and capital spending are improving, non-residential construction has bottomed out and job growth has improved substantially during the past several months, leading to an improved level of consumer confidence. Interest rates remain low and the level of inflation is modest. Recent company surveys indicate that the increased cost and risk of doing business under Sarbanes Oxley and other new regulations could slow investment and future growth. This will be a gradual development, but worth watching.

We welcome those new shareholders who recently joined the Meridian Funds and appreciate the continued confidence of our existing shareholders.

/s/ Richard F. Aster, Jr.

Richard F. Aster, Jr.

MERIDIAN GROWTH FUND(R)

The Meridian Growth Fund's net asset value per share at June 30, 2004 was $35.38. This represents an increase of 7.1% for the calendar year to date. The Fund's total return and average annual compound rate of return since inception, August 1, 1984, were 1,412.4% and 14.6%, respectively. The Fund's assets at the close of the quarter were invested 5.7% in cash and cash equivalents and 94.3% in stocks. At the close of the quarter, total net assets were $1,273,302,047 and there were 61,681 shareholders.

Our market outlook remains unchanged. We are positive on the market and believe that stock selection is the most important factor in determining investment returns at this time. We continue to focus our research effort on small and medium-sized growth stocks. We are looking for companies that have an important market share in a growing market. Companies need to have a return on equity sufficient to finance their growth and be well managed. Valuation is important in our process. Our portfolio is balanced with approximately fifty positions. Our largest areas of concentration include technology, retail, health care and industrial services.

During the quarter, we established initial positions in Matthews International, Edwards Lifesciences and Host Marriott Corp. We sold our shares in Bed Bath and Beyond, A.G. Edwards and The Men's Wearhouse.

One of our holdings is Andrew Corp., a supplier of products to the communications industry, primarily to the growing wireless transmission sector. Products include power amplifiers, microwave antennas and base station subsystems. Customers are cellular operators, governments and original equipment manufacturers. International revenues, at 50% of total, are the fastest growing part of the company's business, especially in underdeveloped countries. Andrew appears to have an experienced management team, a low cost structure, a strong balance sheet and emerged from the tech downturn with a leading market position in all of its product categories. We believe the shares are attractively valued, especially based on the company's earnings potential during the next several years.

MERIDIAN VALUE FUND(R)

The Meridian Value Fund's net asset value per share at June 30, 2004 was $40.35. This represents an increase of 6.6% for the calendar year to date. The Fund's total return and average compounded annual rate of return since June 30, 1995, were 484.1% and 21.7%, respectively. The comparable period returns for the S&P 500 with dividends were 142.6% and 10.3%, respectively. The Fund's assets at the close of the quarter were invested 5.2% in cash and cash equivalents and 94.8% in stocks. At the close of the quarter, total net assets were $2,226,589,761 and there were 106,453 shareholders.

There have been no major changes in our portfolio or our strategy. We continue to seek out-of-favor companies that have defensible positions in their industries, strong or improving balance sheets, reasonable valuations and good prospects for earnings growth. We believe that over the long term this strategy will continue to outperform. Consumer products, technology and industrial products represent our largest areas of concentration and we continue to invest in companies of all market capitalizations.

New positions during the quarter include Allied Waste Industries, BJ's Wholesale Club, Comcast, Conseco, El Paso, Greater Bay Bancorp, MGIC Investment, Northrup Grumman, Sony, Smurfit-Stone Container, Tidewater, Tele Norte Leste Participacoes SA and Washington Mutual. We sold our shares in Bristol-Meyers Squibb, Rockwell Collins, EchoStar Communica-tions, Davita, Millenium Chemicals, Raytheon, SAFECO, Serono S.A., Valero Energy, Waters and Zale.

We recently increased our position in Leggett & Platt. The company is a leader in designing, engineering and manufacturing a wide variety of products and components for the residential furniture, office furniture, automotive, retail display, industrial wire and aluminum die casting industries. Difficult economic conditions hurt business across the company's end markets in recent years causing earnings to decline from a high of $1.45 in 1999 to $1.05 in 2003. During this period the stock declined from a high of $28.00 to a low of $18.25. In response to the downturn, the company cut costs, rationalized capacity, improved offshore manufacturing and invested in and acquired new businesses. We believe these actions improved the company's competitive position and that it is poised to perform well in the current, improved economy. We believe the company is attractively valued at about 13 times potential 3-5 year earnings of $2.00 combined with a 2.25%+ dividend yield.

MERIDIAN GROWTH FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               Shares         Value
                              ---------   --------------
COMMON STOCK - 94.3%
APPAREL - 3.0%
    Fossil, Inc. ...........    735,482   $   20,041,885
    Polo Ralph Lauren
      Corp.*................    533,925       18,393,716
                                          --------------
                                              38,435,601

  BANKING/FINANCE - 4.2%
    Silicon Valley
      Bancshares............    852,800       33,813,520
    UCBH Holdings, Inc.*....    485,808       19,199,132
                                          --------------
                                              53,012,652

  BROKERAGE & MONEY MANAGEMENT - 2.2%
    T. Rowe Price Group,
      Inc.*.................    559,173       28,182,319

  CELLULAR COMMUNICATIONS - 2.3%
    American Tower Corp.
      Class A...............  1,948,900       29,623,280

  CONSTRUCTION - 2.2%
    Granite Construction,
      Inc.*.................  1,502,035       27,382,098
  CONSUMER DURABLES - 0.9%
    Matthews International
      Corp.*................    365,200       12,029,688

  CONSUMER SERVICES - 3.6%
    Life Time Fitness,
      Inc. .................      1,000           21,000
    Regis Corp.*............    610,300       27,213,277
    Salesforce.com, Inc. ...      1,000           16,070
    Weight Watchers
      International,
      Inc. .................    466,510       18,259,201
                                          --------------
                                              45,509,548

  EDUCATION - 2.1%
    DeVry, Inc. ............    983,600       26,970,312

  FURNITURE/FIXTURES - 2.5%
    Herman Miller, Inc.*....  1,086,185       31,434,194

                               Shares         Value
                              ---------   --------------

  HEALTHCARE PRODUCTS - 2.4%
    Edwards Lifesciences
      Corp. ................    354,985   $   12,371,227
    Steris Corp. ...........    816,010       18,409,186
                                          --------------
                                              30,780,413

  HEALTHCARE SERVICES - 10.1%
    DaVita, Inc. ...........    988,972       30,490,007
    Laboratory Corporation
      of America Holdings...    725,200       28,790,440
    LifePoint Hospitals,
      Inc. .................    512,503       19,075,362
    Province Healthcare
      Co. ..................  1,149,800       19,719,070
    Renal Care Group,
      Inc. .................    922,550       30,564,081
                                          --------------
                                             128,638,960

  INDUSTRIAL PRODUCTS - 3.7%
    Dionex Corp. ...........    358,830       19,796,651
    Tektronix, Inc.*........    787,800       26,800,956
                                          --------------
                                              46,597,607

  INDUSTRIAL SERVICES - 7.1%
    EGL, Inc. ..............    999,278       26,580,795
    Expeditors International
      of Washington,
      Inc.*.................    144,200        7,124,922
    Republic Services,
      Inc.*.................    968,300       28,022,602
    United Rentals, Inc. ...  1,615,600       28,903,084
                                          --------------
                                              90,631,403

  INSURANCE - 2.1%
    Mercury General
      Corp.*................    549,500       27,282,675

  REAL ESTATE - 1.0%
    Host Marriott Corp. ....  1,037,150       12,819,174

  RESTAURANTS - 5.3%
    Applebee's
      International,
      Inc.*.................  1,137,335       26,181,452
    CBRL Group, Inc.*.......    463,088       14,286,265
    Ruby Tuesday, Inc.*.....    967,300       26,552,385
                                          --------------
                                              67,020,102

    The accompanying notes are an integral part of the financial statements

MERIDIAN GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               Shares         Value
                              ---------   --------------
COMMON STOCK (continued)
RETAIL - 11.5%
    Claire's Stores,
      Inc.*.................  1,260,600   $   27,355,020
    Cost Plus, Inc. ........    842,624       27,343,149
    Dollar Tree Stores,
      Inc. .................    918,600       25,197,198
    Ethan Allen Interiors,
      Inc.*.................    767,500       27,560,925
    Ross Stores, Inc.*......    976,300       26,125,788
    Tuesday Morning Corp. ..    429,992       12,469,768
                                          --------------
                                             146,051,848

  TECHNOLOGY - 21.6%
    Advent Software,
      Inc. .................  1,056,838       19,097,063
    American Power
      Conversion Corp. .....  1,488,073       29,240,634
    Autodesk, Inc.*.........    692,200       29,633,082
    FileNET Corp. ..........    718,800       22,692,516
    Getty Images, Inc. .....    440,000       26,400,000
    KEMET Corp. ............  2,187,600       26,732,472
    Molex, Inc. Class A*....    949,475       25,901,678
    Symbol Technologies,
      Inc.*.................  1,908,900       28,137,186
    Synopsys, Inc. .........    845,200       24,029,036
    Vishay Intertechnology,
      Inc. .................  1,540,400       28,620,632
    Zebra Technologies Corp.
      Class A...............    163,650       14,237,550
                                          --------------
                                             274,721,849

                               Shares         Value
                              ---------   --------------

  TELECOMMUNICATIONS EQUIPMENT - 6.5%
    Andrew Corp. ...........  1,617,625   $   32,368,676
    Plantronics, Inc. ......    720,900       30,349,890
    Tellabs, Inc. ..........  2,311,410       20,201,723
                                          --------------
                                              82,920,289

  TOTAL COMMON STOCK - 94.3%
    (Identified cost $991,333,907).....    1,200,044,012
                                          --------------
U.S. GOVERNMENT OBLIGATIONS - 0.7%
    (Identified cost $9,010,924)
    U.S. Treasury Bill @1.055% due
    08/05/04 (Face Value $9,020,000)...        9,010,907
                                          --------------

  TOTAL INVESTMENTS - 95.0%
  (Identified cost $1,000,344,831).....    1,209,054,919

CASH AND OTHER ASSETS LESS
  LIABILITIES - 5.0%...................       64,247,128
                                          --------------

NET ASSETS - 100%......................   $1,273,302,047
                                          ==============

* income producing

    The accompanying notes are an integral part of the financial statements

MERIDIAN VALUE FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               Shares         Value
                              ---------   --------------
COMMON STOCK - 94.8%
AEROSPACE/DEFENSE - 2.3%
    Empresa Brasileira de
      Aeronautica S.A.
      ADR*..................  1,073,900   $   30,702,801
    Northrop Grumman
      Corp.*................    398,800       21,415,560
                                          --------------
                                              52,118,361
  AGRICULTURE - 1.1%
    Agrium, Inc.*...........  1,691,600       24,612,780

  BANKING/FINANCE - 3.9%
    Annaly Mortgage
      Management, Inc.*.....  1,321,700       22,416,032
    Greater Bay Bancorp*....    772,385       22,321,927
    SunTrust Banks, Inc.*...    347,000       22,551,530
    Washington Mutual,
      Inc.*.................    511,500       19,764,360
                                          --------------
                                              87,053,849

  BASIC MATERIALS - 0.8%
    Newmont Mining Corp.*...    473,500       18,352,860

  CONSUMER PRODUCTS - 14.5%
    Activision, Inc. .......  2,004,061       31,864,570
    American Greetings Corp.
      Class A...............  1,296,200       30,045,916
    Avery Dennison Corp.*...    334,000       21,379,340
    Del Monte Foods Co. ....  3,045,400       30,941,264
    Eastman Kodak Co.*......  1,214,200       32,759,116
    Fomento Economico
      Mexicano S.A. de C.V.
      ADR*..................    621,100       28,471,224
    Kimberly-Clark Corp.*...    650,100       42,828,588
    Leggett & Platt,
      Inc.*.................  1,479,700       39,522,787
    Newell Rubbermaid,
      Inc.*.................  1,399,200       32,881,200
    Scholastic Corp. .......    378,700       11,342,065
    Sony Corp. ADR*.........    567,400       21,589,570
                                          --------------
                                             323,625,640

  CONSUMER DURABLES - 1.9%
    General Motors Corp.*...    425,000       19,800,750
    Whirlpool Corp.*........    325,000       22,295,000
                                          --------------
                                              42,095,750

                               Shares         Value
                              ---------   --------------

  CONSUMER SERVICES - 2.0%
    ServiceMaster Co.*......  3,606,200   $   44,428,384

  ENERGY - 4.6%
    Arch Coal, Inc.*........  1,133,300       41,467,447
    El Paso Corp.*..........    250,000        1,970,000
    National-Oilwell,
      Inc. .................  1,374,100       43,270,409
    Tidewater, Inc.*........    568,400       16,938,320
                                          --------------
                                             103,646,176

  FURNITURE & FIXTURES - 1.5%
    Furniture Brands
      International,
      Inc.*.................  1,298,300       32,522,415

  HEALTHCARE PRODUCTS - 1.0%
    Haemonetics Corp. ......    791,000       23,453,150

  HEALTHCARE SERVICES - 2.6%
    HCA, Inc.*..............    815,000       33,895,850
    Omnicare, Inc.*.........    285,100       12,205,131
    PAREXEL International
      Corp. ................    615,500       12,186,900
    WellCare Group, Inc. ...      2,000           34,000
                                          --------------
                                              58,321,881

  INDUSTRIAL PRODUCTS - 10.0%
    ArvinMeritor, Inc.*.....  1,474,300       28,852,051
    Crane Co.*..............    640,600       20,108,434
    Cummins, Inc.*..........    502,900       31,431,250
    Eastman Chemical Co.*...    485,800       22,458,534
    Manitowoc Co., Inc.*....    864,000       29,246,400
    Mettler-Toledo
      International,
      Inc. .................    883,300       43,405,362
    Packaging Corp. of
      America*..............    894,700       21,383,330
    Smurfit-Stone Container
      Corp. ................  1,306,300       26,060,685
                                          --------------
                                             222,946,046

  INDUSTRIAL SERVICES - 6.4%
    ADVO, Inc.*.............    620,850       20,438,382
    Allied Waste Industries,
      Inc. .................  2,540,100       33,478,518

    The accompanying notes are an integral part of the financial statements

MERIDIAN VALUE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               Shares         Value
                              ---------   --------------
COMMON STOCK (continued)
    Lamar Advertising Co.
      Class A...............  1,007,300   $   43,666,455
    Waste Management,
      Inc.*.................  1,451,600       44,491,540
                                          --------------
                                             142,074,895

  INFORMATION TECHNOLOGY SERVICES - 1.8%
    Automatic Data
      Processing, Inc.*.....    516,600       21,635,208
    BearingPoint, Inc. .....  2,079,900       18,448,713
                                          --------------
                                              40,083,921

  INSURANCE - 3.1%
    Conseco, Inc. ..........  1,131,200       22,510,880
    MGIC Investment Corp.*..    313,800       23,804,868
    Nationwide Financial
      Services, Inc. Class
      A*....................    603,100       22,682,591
                                          --------------
                                              68,998,339

  LEISURE & AMUSEMENT - 2.8%
    Boyd Gaming Corp.*......    998,600       26,532,802
    Royal Caribbean Cruises
      Ltd.*.................    807,000       35,031,870
                                          --------------
                                              61,564,672

  MEDIA - 2.3%
    Hearst-Argyle
      Television, Inc.*.....    693,800       17,886,164
    Time Warner, Inc. ......  1,860,000       32,698,800
                                          --------------
                                              50,584,964

  PAPER/FOREST PRODUCTS - 1.3%
    Aracruz Celulose S.A.
      ADR*..................    890,800       29,093,528

  PHARMACEUTICALS - 1.5%
    AstraZeneca Plc ADR*....    713,000       32,541,320

  REAL ESTATE - 2.8%
    Healthcare Realty Trust,
      Inc.*.................    508,900       19,073,572
    Host Marriott Corp. ....  3,418,700       42,255,132
                                          --------------
                                              61,328,704

                               Shares         Value
                              ---------   --------------

  RESTAURANTS - 1.0%
    McDonald's Corp.*.......    868,000   $   22,568,000

  RETAIL - 5.1%
    American Eagle
      Outfitters, Inc. .....    778,850       22,516,554
    BJ's Wholesale Club,
      Inc. .................    880,200       22,005,000
    Cabela's, Inc. Class
      A.....................      5,000          134,750
    Office Depot, Inc. .....  1,257,700       22,525,407
    Talbots, Inc.*..........    616,500       24,135,975
    Too, Inc. ..............  1,276,000       21,309,200
                                          --------------
                                             112,626,886

  TECHNOLOGY - 14.0%
    AVX Corp.*..............    763,600       11,034,020
    Cadence Design System,
      Inc. .................    764,000       11,177,320
    Celestica, Inc. ........  1,299,600       25,927,020
    Coherent, Inc. .........    958,750       28,618,687
    Credence Systems
      Corp. ................  2,121,764       29,280,343
    Electronics for Imaging,
      Inc. .................    998,600       28,220,436
    Hyperion Solutions
      Corp. ................    736,700       32,208,524
    Koninklijke (Royal)
      Philips Electronics
      N.V. NY Shares*.......    682,000       18,550,400
    McAfee, Inc. ...........  2,000,000       36,260,000
    Storage Technology
      Corp. ................    776,500       22,518,500
    Symbol Technologies,
      Inc.*.................  1,407,000       20,739,180
    Synopsys, Inc. .........  1,174,900       33,402,407
    VeriSign, Inc. .........    715,236       14,233,196
                                          --------------
                                             312,170,033

  TELECOMMUNICATIONS EQUIPMENT - 1.6%
    Tellabs, Inc. ..........  4,103,600       35,865,464

    The accompanying notes are an integral part of the financial statements

MERIDIAN VALUE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               Shares         Value
                              ---------   --------------
COMMON STOCK (continued)
TELECOMMUNICATIONS SERVICES - 3.0%
    Citizens Communications
      Co. ..................  2,015,500   $   24,387,550
    Comcast Corp. Special
      Class A...............    775,000       21,397,750
    Tele Norte Leste
      Participacoes S.A.
      ADR*..................  1,636,100       20,827,553
                                          --------------
                                              66,612,853

  TRANSPORTATION - 1.9%
    Burlington Northern
      Santa Fe Corp.*.......    634,900       22,265,943
    SkyWest, Inc.*..........  1,139,079       19,831,365
                                          --------------
                                              42,097,308
TOTAL COMMON STOCK - 94.8%
(Identified cost $1,825,758,293).......    2,111,388,179
                                          --------------

  TOTAL INVESTMENTS - 94.8%
  (Identified cost $1,825,758,293).....    2,111,388,179

CASH AND OTHER ASSETS LESS
  LIABILITIES - 5.2%...................      115,201,582
                                          --------------

NET ASSETS - 100%......................   $2,226,589,761
                                          ==============

* income producing

ADR - American Depository Receipt

    The accompanying notes are an integral part of the financial statements

MERIDIAN FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                            Growth Fund       Value Fund
                                                           --------------   --------------
ASSETS
  Investments (Cost $1,000,344,831 and $1,825,758,293)...  $1,209,054,919   $2,111,388,179
  Cash and cash equivalents..............................      63,246,384      119,117,749
  Receivable for:
     Capital shares......................................       6,738,372        3,447,201
     Dividends...........................................         528,405        2,510,322
     Interest............................................          21,103           31,207
     Securities sold.....................................       1,464,673        9,733,974
  Prepaid expenses.......................................           1,947            5,488
                                                           --------------   --------------
     TOTAL ASSETS........................................   1,281,055,803    2,246,234,120
                                                           --------------   --------------

LIABILITIES
  Payable for:
     Capital shares......................................       1,916,962          572,068
     Securities purchased................................       4,851,603       16,837,793
  Accrued expenses:
     Investment advisory fees............................         830,042        1,946,557
     Other payables and accrued expenses.................         155,149          287,941
                                                           --------------   --------------
     TOTAL LIABILITIES...................................       7,753,756       19,644,359
                                                           --------------   --------------
NET ASSETS...............................................  $1,273,302,047   $2,226,589,761
                                                           ==============   ==============
Capital shares issued and outstanding, par value $0.01
  (500,000,000 and 500,000,000 shares authorized)........      35,988,186       55,176,219
                                                           ==============   ==============
Net asset value per share (offering and redemption
  price).................................................          $35.38           $40.35
                                                           ==============   ==============
Net Assets consist of:
  Paid in capital........................................  $1,040,996,278   $1,693,621,832
  Accumulated net realized gain..........................      23,595,681      247,241,080
  Net unrealized appreciation on investments and foreign
     currency translations...............................     208,710,088      285,629,886
  Accumulated undistributed net investment income........              --           96,963
                                                           --------------   --------------
                                                           $1,273,302,047   $2,226,589,761
                                                           ==============   ==============

    The accompanying notes are an integral part of the financial statements

MERIDIAN FUND, INC.
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                              Growth Fund     Value Fund
                                                              ------------   ------------
INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $0 and
     $185,227, respectively)................................  $  4,961,804   $ 19,587,916
  Interest..................................................       436,452        961,098
  Other income..............................................         7,693             --
                                                              ------------   ------------
       Total Investment Income..............................     5,405,949     20,549,014
                                                              ------------   ------------
EXPENSES
  Investment advisory fees..................................     6,145,515     18,629,479
  Transfer agent fees.......................................       292,669        567,102
  Custodian fees............................................       210,175        466,020
  Reports to shareholders...................................       109,903        270,528
  Pricing fees..............................................       109,877        229,777
  Registration and filing fees..............................       127,063         92,683
  Professional fees.........................................        48,559         43,559
  Miscellaneous expenses....................................         7,001         15,860
  Directors' fees and expenses..............................         3,518          8,738
                                                              ------------   ------------
       Total expenses.......................................     7,054,280     20,323,746
                                                              ------------   ------------
  Net investment income (loss)..............................    (1,648,331)       225,268
                                                              ------------   ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments..........................    40,400,086    360,394,828
  Net change in unrealized appreciation on investments and
     foreign currency translations..........................   151,831,707     70,984,391
                                                              ------------   ------------
  Net gain on investments...................................   192,231,793    431,379,219
                                                              ------------   ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $190,583,462   $431,604,487
                                                              ============   ============

    The accompanying notes are an integral part of the financial statements

MERIDIAN FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                          Growth Fund                       Value Fund
                                 ------------------------------   -------------------------------
                                   Year Ended      Year Ended       Year Ended       Year Ended
                                 June 30, 2004    June 30, 2003   June 30, 2004    June 30, 2003
                                 --------------   -------------   --------------   --------------
OPERATIONS
Net investment income (loss)...  $   (1,648,331)  $ (1,536,056)   $      225,268   $   (1,457,716)
Net realized gain (loss) on
  investments..................      40,400,086      4,243,657       360,394,828      (74,623,894)
Net increase in unrealized
  appreciation of
  investments..................     151,831,707     10,490,266        70,984,391      138,434,441
                                 --------------   ------------    --------------   --------------
  Net increase in net assets
     from operations...........     190,583,462     13,197,867       431,604,487       62,352,831
                                 --------------   ------------    --------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS
Distributions from ordinary
  income.......................              --       (699,754)               --               --
Distributions from net realized
  capital gain.................     (19,395,152)    (7,469,451)               --               --
                                 --------------   ------------    --------------   --------------
  Net distributions............     (19,395,152)    (8,169,205)               --               --
                                 --------------   ------------    --------------   --------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sales of
  shares.......................     778,885,562    209,292,815       696,646,284      511,600,637
Reinvestment of distribution...      17,050,957      7,510,696                --               --
Less: redemptions..............    (142,215,841)   (84,098,027)     (358,213,242)    (414,608,084)
                                 --------------   ------------    --------------   --------------
  Increase resulting from
     capital share
     transactions..............     653,720,678    132,705,484       338,433,042       96,992,553
                                 --------------   ------------    --------------   --------------
Total increase in net assets...     824,908,988    137,734,146       770,037,529      159,345,384
NET ASSETS
Beginning of year..............     448,393,059    310,658,913     1,456,552,232    1,297,206,848
                                 --------------   ------------    --------------   --------------
End of year....................  $1,273,302,047   $448,393,059    $2,226,589,761   $1,456,552,232
                                 ==============   ============    ==============   ==============

    The accompanying notes are an integral part of the financial statements

MERIDIAN GROWTH FUND
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                          For the fiscal year ended June 30,
                                           -----------------------------------------------------------------
                                              2004        2003       2002       2001       2000       1999
                                           ----------   --------   --------   --------   --------   --------
Net Asset Value - Beginning of period....      $27.24     $28.10     $31.30     $29.45     $26.28     $33.26
                                           ----------   --------   --------   --------   --------   --------

Income from Investment Operations
--------------------------------
Net Investment Income (Loss)*............       (0.04)     (0.08)     (0.12)      2.26       0.11       0.16
Net Gains (Losses) on Securities (both
 realized and unrealized)................        9.10      (0.11)     (0.24)      3.89       4.99      (0.50)
                                           ----------   --------   --------   --------   --------   --------

Total From Investment Operations.........        9.06      (0.19)     (0.36)      6.15       5.10      (0.34)
                                           ----------   --------   --------   --------   --------   --------

Less Distributions
------------------
Distributions from Net Investment
 Income..................................        0.00      (0.06)      0.00      (2.44)     (0.15)     (0.14)
Distribution from Net Realized Capital
 Gains...................................       (0.92)     (0.61)     (2.84)     (1.86)     (1.78)     (6.50)
                                           ----------   --------   --------   --------   --------   --------

Total Distributions......................       (0.92)     (0.67)     (2.84)     (4.30)     (1.93)     (6.64)
                                           ----------   --------   --------   --------   --------   --------

Net Asset Value - End of Period..........      $35.38     $27.24     $28.10     $31.30     $29.45     $26.28
                                           ==========   ========   ========   ========   ========   ========

Total Return.............................      33.65%     (0.20%)     0.42%     23.34%     21.45%      3.05%
                                           ==========   ========   ========   ========   ========   ========

Ratios/Supplemental Data
------------------------

Net Assets, End of Period (000's)........  $1,273,302   $448,393   $310,659   $182,117   $140,990   $185,683

Ratio of Expenses to Average Net
 Assets..................................       0.88%      0.95%      1.02%      1.04%      1.09%      1.01%

Ratio of Net Investment Income (Loss) to
 Average Net Assets......................      (0.21%)    (0.47%)    (0.62%)    (0.26%)     0.31%      0.49%

Portfolio Turnover Rate..................         19%        27%        26%        43%        28%        51%

                                              For the fiscal year ended June 30,
                                           -----------------------------------------
                                             1998       1997       1996       1995
                                           --------   --------   --------   --------
Net Asset Value - Beginning of period....    $33.20     $32.21     $27.29     $24.27
                                           --------   --------   --------   --------
Income from Investment Operations
--------------------------------
Net Investment Income (Loss)*............      0.27       0.40       0.30       0.27
Net Gains (Losses) on Securities (both
 realized and unrealized)................      4.92       3.71       5.47       3.63
                                           --------   --------   --------   --------
Total From Investment Operations.........      5.19       4.11       5.77       3.90
                                           --------   --------   --------   --------
Less Distributions
------------------
Distributions from Net Investment
 Income..................................     (0.32)     (0.36)     (0.31)     (0.18)
Distribution from Net Realized Capital
 Gains...................................     (4.81)     (2.76)     (0.54)     (0.70)
                                           --------   --------   --------   --------
Total Distributions......................     (5.13)     (3.12)     (0.85)     (0.88)
                                           --------   --------   --------   --------
Net Asset Value - End of Period..........    $33.26     $33.20     $32.21     $27.29
                                           ========   ========   ========   ========
Total Return.............................    16.92%     13.92%     21.40%     16.44%
                                           ========   ========   ========   ========
Ratios/Supplemental Data
------------------------
Net Assets, End of Period (000's)........  $296,803   $353,029   $384,087   $328,153
Ratio of Expenses to Average Net
 Assets..................................     0.95%      0.96%      0.96%      1.06%
Ratio of Net Investment Income (Loss) to
 Average Net Assets......................     0.76%      1.23%      0.99%      1.18%
Portfolio Turnover Rate..................       38%        37%        34%        29%

* Net Investment Income (Loss) per share has been computed before adjustments for book/tax differences.

    The accompanying notes are an integral part of the financial statements

MERIDIAN VALUE FUND
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                     For the fiscal year ended June 30,
                                     -------------------------------------------------------------------
                                        2004         2003         2002        2001      2000      1999
                                     ----------   ----------   ----------   --------   -------   -------
Net Asset Value - Beginning of
 Period............................      $31.65       $30.34       $30.98     $25.88    $22.29    $19.30
                                     ----------   ----------   ----------   --------   -------   -------

Income from Investment Operations
--------------------------------
Net Investment Income (Loss)**.....        0.00        (0.03)       (0.05)      1.12      0.05     (0.10)
Net Gains (Losses) on Securities
 (both realized and unrealized)....        8.70         1.34        (0.51)      5.75      5.91      3.56
                                     ----------   ----------   ----------   --------   -------   -------

Total From Investment Operations...        8.70         1.31        (0.56)      6.87      5.96      3.46
                                     ----------   ----------   ----------   --------   -------   -------

Less Distributions
------------------
Distribution from Net Investment
 Income............................        0.00         0.00        (0.04)     (1.09)     0.00      0.00
Distribution from Net Realized
 Capital Gains.....................        0.00         0.00        (0.04)     (0.68)    (2.37)    (0.47)
                                     ----------   ----------   ----------   --------   -------   -------

Total Distributions................        0.00         0.00        (0.08)     (1.77)    (2.37)    (0.47)

Net Asset Value - End of Period....      $40.35       $31.65       $30.34     $30.98    $25.88    $22.29
                                     ==========   ==========   ==========   ========   =======   =======

Total Return.......................      27.49%        4.32%       (1.78%)    27.95%    29.63%    18.92%
                                     ==========   ==========   ==========   ========   =======   =======

Ratios/Supplemental Data
------------------------

Net Assets, End of Period
 (000's)...........................  $2,226,590   $1,456,552   $1,297,207   $768,559   $87,930   $24,912

Ratio of Expenses to Average Net
 Assets............................       1.09%        1.11%        1.12%      1.10%     1.41%     1.63%

Ratio of Net Investment Income
 (Loss) to Average Net Assets......       0.01%       (0.12%)      (0.22%)     0.60%     0.39%    (0.65%)

Portfolio Turnover Rate............         81%          60%          54%        76%       86%      124%

                                      For the fiscal year ended June 30,
                                     ------------------------------------
                                      1998      1997      1996      1995
                                     -------   -------   -------   ------
Net Asset Value - Beginning of
 Period............................   $17.40    $15.32    $10.27    $9.87
                                     -------   -------   -------   ------
Income from Investment Operations
--------------------------------
Net Investment Income (Loss)**.....    (0.19)    (0.26)    (0.10)   (0.04)
Net Gains (Losses) on Securities
 (both realized and unrealized)....     4.32      3.20      5.15     0.44
                                     -------   -------   -------   ------
Total From Investment Operations...     4.13      2.94      5.05     0.40
                                     -------   -------   -------   ------
Less Distributions
------------------
Distribution from Net Investment
 Income............................     0.00      0.00      0.00     0.00
Distribution from Net Realized
 Capital Gains.....................    (2.23)    (0.86)     0.00     0.00
                                     -------   -------   -------   ------
Total Distributions................    (2.23)    (0.86)     0.00     0.00
Net Asset Value - End of Period....   $19.30    $17.40    $15.32   $10.27
                                     =======   =======   =======   ======
Total Return.......................   26.05%    20.55%+   49.17%+   4.05%+
                                     =======   =======   =======   ======
Ratios/Supplemental Data
------------------------
Net Assets, End of Period
 (000's)...........................  $12,196    $7,340    $3,472     $715
Ratio of Expenses to Average Net
 Assets............................    2.16%     2.51%*    2.55%*   2.78%*
Ratio of Net Investment Income
 (Loss) to Average Net Assets......   (1.35%)   (1.96%)*  (1.36%)* (0.58%)*
Portfolio Turnover Rate............     133%      144%      125%      77%

+ The total returns would have been lower had certain expenses not been reduced during the periods shown.

* Not representative of expenses incurred by the Fund as the Adviser waived its fee and/or paid certain expenses of the Fund. As indicated in Note 2, the Investment Advisor has agreed to reduce a portion of its fee and absorb certain expenses of the Fund. Had these fees and expenses not been reduced and absorbed, the ratio of expenses to average net assets would have been 2.80%, 6.47% and 14.64%, and the ratio of net investment income to average net assets would have been a loss of 2.25%, 5.28% and 12.44%, for the periods ended June 30, 1997 through June 30, 1995, respectively.

** Net Investment Income (Loss) per share has been computed before adjustments for book/tax differences.

    The accompanying notes are an integral part of the financial statements

MERIDIAN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED JUNE 30, 2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES: Meridian Fund, Inc., (the "Company"), is comprised of the Meridian Growth Fund (the "Growth Fund") and the Meridian Value Fund (the "Value Fund"). The Growth Fund and the Value Fund (each a "Fund" and collectively, the "Funds") are registered under the Investment Company Act of 1940, as no-load, diversified, open-end management investment companies. The Growth Fund began operations and was registered on August 1, 1984. The Value Fund began operations on February 10, 1994 and was registered on February 7, 1994.

    The primary investment objective of the Growth Fund is to seek long-term growth of capital. Originally named Meridian Fund, the name was changed effective April 20, 2001 to Meridian Growth Fund, to more closely reflect the investment style. There was no change in how the Fund is managed.

    The primary investment objective of the Value Fund is to seek long-term growth of capital.

    The following is a summary of significant accounting policies for both
    Funds:

    a. INVESTMENT VALUATIONS: Marketable securities are valued at the closing price or last sales price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the last reported bid price.

    b. FEDERAL INCOME TAXES: It is the Funds' policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") applicable to regulated investment companies and to distribute all of its taxable income to its shareholders; therefore, no federal income tax provision is required.

    c. SECURITY TRANSACTIONS: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily.

    d. CASH AND CASH EQUIVALENTS: All highly liquid investments with an original maturity of three months or less are considered to be cash equivalents. Available funds are automatically swept into a Cash Reserve account, which preserves capital with a consistently competitive rate of return. Interest accrues daily and is credited by the third business day of the following month.

    e. EXPENSES: Expenses arising in connection with the Fund are charged directly to the Fund. Expenses common to the Funds are generally allocated to each Fund in proportion to their relative net assets.

    f. USE OF ESTIMATES: The preparation of financial statements in accordance with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements. Actual amounts could differ from those estimates.

    g. DISTRIBUTIONS TO SHAREHOLDERS: The Funds record distributions to shareholders on the ex-date. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To

MERIDIAN FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEAR ENDED JUNE 30, 2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

        the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

        Distributions which exceed net investment income and net realized capital gains are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains for financial reporting purposes but not for tax purposes. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

        Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purposes of calculating net investment income (loss) per share in the Financial Highlights.

    h. GUARANTEES AND INDEMNIFICATION: Under the Funds' organizational documents, its Officers and Directors are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. RELATED PARTIES: The Funds have entered into a management agreement with Aster Investment Management Company, Inc. (the "Investment Adviser"). Certain Officers and/or Directors of the Funds are also Officers and/or Directors of the Investment Adviser. Beneficial ownership in the Funds by Richard F. Aster, Jr., President, as of June 30, 2004 were as follows:

      Growth Fund...............................  1.2%
      Value Fund................................  0.5%

    The Investment Adviser receives from the Growth Fund, as compensation for its services, an annual fee of 1% of the first $50,000,000 of the Growth Fund's net assets and 0.75% of the Growth Fund's net assets in excess of $50,000,000. The fee is paid monthly and calculated based on that month's daily average net assets. The Investment Adviser receives from the Value Fund, as compensation for its services, an annual fee of 1% of the Value Fund's net assets. The fee is paid monthly and calculated based on that month's daily average net assets. The Investment Adviser has agreed to limit the expenses of both Funds to 2.50% with respect to this limit, the Investment Adviser did not reimburse either fund during 2004.

MERIDIAN FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEAR ENDED JUNE 30, 2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

3. CAPITAL SHARES TRANSACTIONS: The Growth Fund and Value Fund have authorized 500,000,000 and 500,000,000 common shares at a par value of $.01 per share, respectively. Transactions in capital shares for the year ended June 30, 2003 and the year ended June 30, 2004 were as follows:

                                              Growth Fund                      Value Fund
                                        ------------------------        -------------------------
                                           2004          2003              2004          2003
                                        ----------    ----------        ----------    -----------
    Shares sold.....................    23,312,706     8,611,562        18,921,842     18,083,824
    Shares issued on reinvestment of
      distributions.................       533,742       333,958                --             --
                                        ----------    ----------        ----------    -----------
                                        23,846,448     8,945,520        18,921,842     18,083,824
    Shares redeemed.................    (4,317,352)   (3,541,670)       (9,759,558)   (14,832,550)
                                        ----------    ----------        ----------    -----------
    Net increase....................    19,529,096     5,403,850         9,162,284      3,251,274
                                        ==========    ==========        ==========    ===========

4. COMPENSATION OF DIRECTORS AND OFFICERS: Directors and Officers of the Funds who are Directors and/or Officers of the Investment Adviser receive no compensation from the Funds. Directors of the Funds who are not interested persons as defined in the Investment Company Act of 1940 receive compensation in the amount of $3,000 per annum and a $2,000 purchase of Meridian Growth Fund or Meridian Value Fund shares, plus expenses and a $1,000 purchase in one of the funds for each additional Board of Directors meeting attended other than the annual meeting.

5. COST OF INVESTMENTS: The cost of investments purchased and the proceeds from sales of investments, excluding short-term obligations, for the year ended June 30, 2004, were as follows:

                                                             Purchases           Proceeds from Sales
                                                           --------------        -------------------
    Growth Fund..........................................  $  742,796,640          $  145,253,426
    Value Fund...........................................   1,745,800,943           1,389,577,441

    The cost of purchases and redemptions at maturity of U.S. Government securities were as follows:

                                                            Purchases          Redeemed at Maturity
                                                           ------------        --------------------
    Growth Fund..........................................  $ 79,841,612            $ 90,000,000
    Value Fund...........................................   172,222,155             245,600,000

6. DISTRIBUTION INFORMATION: Income and long-term capital gains distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles accepted in the United States. The tax character of distributions made during the fiscal years ended June 30, 2003 and June 30, 2004 were as follows:

                                        2003 TAXABLE DISTRIBUTIONS
                                                                              Net
                                                              Ordinary     Long-Term         Total
    Fund                                                       Income    Capital Gains   Distributions
    ----                                                      --------   -------------   -------------
    Growth Fund.............................................  $699,328    $ 7,469,877     $ 8,169,205
    Value Fund..............................................        --             --              --

MERIDIAN FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEAR ENDED JUNE 30, 2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                           2004 TAXABLE DISTRIBUTIONS

                                                                              Net
                                                              Ordinary     Long-Term         Total
    Fund                                                       Income    Capital Gains   Distributions
    ----                                                      --------   -------------   -------------
    Growth Fund.............................................  $     --    $19,395,152     $19,395,152
    Value Fund..............................................        --             --              --

7. FEDERAL INCOME TAXES: Permanent differences, incurred during the year ended June 30, 2004, resulting from differences in book and tax accounting have been reclassified at year end to undistributed net investment income, accumulated realized gain/(loss) and paid-in capital were as follows:

                                                               Increase/Decrease    Increase/Decrease
                                                               Undistributed Net   Accumulated Realized
    Fund                                                       Investment Income       Gain/(Loss)
    ----                                                       -----------------   --------------------
    Growth Fund..............................................     $1,648,331           $(1,648,331)
    Value Fund...............................................       (128,305)              128,305

The aggregate cost of investments for federal income tax purposes were as follows:

                                                          Aggregate Gross   Aggregate Gross
                                                            Unrealized        Unrealized      Net Unrealized
                                         Aggregate Cost    Appreciation      Depreciation      Appreciation
                                         --------------   ---------------   ---------------   --------------
    Growth Fund........................  $1,000,480,264    $225,375,450      $(16,800,795)     $208,574,655
    Value Fund.........................   1,828,534,939     307,606,208       (24,752,968)      282,853,240

COMPONENTS OF ACCUMULATED EARNINGS (LOSSES) ON A TAX BASIS

                                                                  Growth Fund     Value Fund
                                                                  ------------   ------------
    Undistributed ordinary income...............................  $ 10,056,382   $     96,963
    Undistributed long-term capital gains.......................    13,674,732    250,017,726
    Unrealized appreciation.....................................   208,574,655    282,853,240
                                                                  ------------   ------------
        Total Accumulated Earnings..............................  $232,305,769   $532,967,929
                                                                  ============   ============

   Post-October losses represent losses realized on investment transactions from November 1, 2003 through June 30, 2004 that, in accordance with Federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year. As of June 30, 2004, there were no Post-October losses in the current year for either fund.

   The Value Fund utilized $104,603,182 of the 2003 capital loss carryover to offset current year capital gains. There was no capital loss carryover in the Growth Fund.

8. PROXY VOTING POLICIES AND PROCEDURES: A statement that information regarding how the fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, 2004 is available (i) without charge, upon request, by calling (800) 446-6662; or on our website at http://www.meridianfund.com; and (ii) on the Securities and Exchange Commission ("SEC") website at http://www.sec.gov.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Meridian Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Meridian Growth Fund and Meridian Value Fund (hereafter referred to as the "Funds") at June 30, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
August 20, 2004

INFORMATION ABOUT THE DIRECTORS AND
OFFICERS OF MERIDIAN FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The individuals listed below serve as directors or officers of Meridian Fund, Inc. ( the "Meridian Funds"). Each director of the Meridian Funds serves until a successor is elected and qualified or until resignation. Each officer of the Meridian Funds is elected annually by the Board of Directors. The address of all officers and directors is 60 East Sir Francis Drake Blvd., Suite 306, Larkspur, CA 94939. The Meridian Funds' Statement of Additional Information (SAI) includes more information about the Directors. To request a free copy, call Meridian at 1-800-446-6662.

INTERESTED DIRECTORS *
--------------------------------------------------------------------------------

Richard F. Aster, Jr. (64)

Positions(s) Held with Fund: President, Chairman of the Board, Portfolio Manager Length of Service (Beginning Date): May 3, 1985
Principal Occupation(s) During Past 5 Years: President, Aster Investment Management, Inc.; President, Aster Capital Management, Inc.
Number of Portfolios Overseen: 2
Other Directorships: N/A

Michael Stolper (59)

Positions(s) Held with Fund: Director
Length of Service (Beginning Date): May 3, 1985
Principal Occupation(s) During Past 5 Years: Investment Adviser and Broker - Dealer, Stolper & Company, Inc.
Number of Portfolios Overseen: 2
Other Directorships: Kane-Miller Publishing
--------------------------------------------------------------------------------
* Aster Investment Management, Inc. is investment adviser to the Meridian Funds. Mr. Stolper is a minority owner of Aster Investment Management, Inc.

INFORMATION ABOUT THE DIRECTORS AND
OFFICERS OF MERIDIAN FUND, INC. (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------

Michael S. Erickson (52)

Positions(s) Held with Fund: Director
Length of Service (Beginning Date): May 3, 1985
Principal Occupation(s) During Past 5 Years: Private Investor
Number of Portfolios Overseen: 2
Other Directorships: AeroAstro, Decimal, Inc.

James Bernard Glavin (69)

Positions(s) Held with Fund: Director
Length of Service (Beginning Date): May 3, 1985
Principal Occupation(s) During Past 5 Years: Chairman of the Board, The Immune Response Corp.
Number of Portfolios Overseen: 2
Other Directorships: N/A

Herbert Charles Kay (67)

Positions(s) Held with Fund: Director
Length of Service (Beginning Date): May 3, 1985
Principal Occupation(s) During Past 5 Years: Private Investor
Number of Portfolios Overseen: 2
Other Directorships: N/A
--------------------------------------------------------------------------------

OFFICERS
--------------------------------------------------------------------------------

Gregg B. Keeling, CPA (49)

Positions(s) Held with Fund: Treasurer, Secretary, Principal Financial and Accounting Officer
Length of Service: (Beginning Date) April 1999
Principal Occupation(s) During Past 5 Years: Aster Investment Management, Inc., Vice President of Operations; Aster Capital Management, Inc., Vice President of Operations

MANAGEMENT'S DISCUSSION OF MERIDIAN GROWTH FUND(R) PERFORMANCE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Meridian Growth Fund's investment performance produced a gain of 33.65% during the fiscal year ended June 30, 2004. This reflected the strength in the financial, healthcare services, industrial products and services, retail, technology and telecommunications equipment sectors, as well as selective stocks that may be the only issue we own in a particular sector. Our positive performance was offset primarily by weakness in the restaurant and healthcare products sectors, as well as selective stocks that may be the only issue we own in a particular sector. These market conditions materially affected the Fund's performance. The Russell 2000 Index gained 33.37% during the period while the S&P 500 gained 19.11%. The Fund's investments include companies that are relatively small in terms of total assets, revenues and earnings, that the Investment Adviser believes may have prospects for above average growth in revenue and earnings. Of a total of 61 investments, 46 advanced and 15 declined.

   VALUE OF $10,000 INVESTED IN THE MERIDIAN GROWTH FUND, THE S&P 500 AND THE
                                  RUSSELL 2000
[PERFORMANCE LINE GRAPH]

                                                  MERIDIAN GROWTH FUND               S&P 500                  RUSSELL 2000
                                                  --------------------               -------                  ------------
6/30/94                                                   10000                       10000                       10000
6/30/95                                                   11644                       12596                       12011
6/30/96                                                   14136                       15868                       14880
6/30/97                                                   16104                       21375                       17310
6/30/98                                                   18828                       27817                       20168
6/30/99                                                   19402                       34148                       20471
6/30/00                                                   23564                       36624                       23402
6/30/01                                                   29064                       31196                       23536
6/30/02                                                   29186                       25587                       21512
6/30/03                                                   29128                       25651                       21159
6/30/04                                                   38930                       30553                       28220

                              MERIDIAN GROWTH FUND
                          AVERAGE ANNUAL TOTAL RETURN


One Year                                                      33.65%

Five Years                                                    14.94%

Since Inception                                               14.56%

Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

MANAGEMENT'S DISCUSSION OF MERIDIAN VALUE FUND(R) PERFORMANCE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

During the fiscal year ended June 30, 2004, the Meridian Value Fund gained 27.49% compared to a gain of 19.11% for the S&P 500 with reinvested dividends, a gain of 33.37% for the Russell 2000, and a gain of 26.19% for the NASDAQ. During the fiscal year ended June 30, 2004, the Fund's strongest performing investments were in the basic materials, leisure, healthcare, and agriculture sectors. The worst performing investments were in the telecommunications services and consumer durables sectors.

The Meridian Value Fund's strategy is to invest in stocks, across a range of market capitalizations, that the Investment Adviser believes are undervalued in relation to the issuer's long-term earnings power, asset value and/or stock market in general. Investments include both smaller company equities and mid-to-large capitalization stocks. Based on following this strategy, the Fund's average compounded annual return for the nine-year period from June 30, 1995 to June 30, 2004 was 21.66% compared to 10.34% for the S&P 500 with reinvested dividends. The Fund did not approach full investment status until June 30, 1995, with cash comprising approximately 45-50% of the Fund's total portfolio from inception until June 30, 1995. The Meridian Value Fund's average compounded annual return from inception to June 30, 2004 was 18.83% compared to 10.98% for the S&P 500 with reinvested dividends.

      VALUE OF $10,000 INVESTED IN THE MERIDIAN VALUE FUND AND THE S&P 500 [PERFORMANCE LINE GRAPH]

                                                                    MERIDIAN VALUE FUND                      S&P 500
                                                                    -------------------                      -------
6/30/94                                                                    10000                              10000
6/30/95                                                                    10405                              12596
6/30/96                                                                    15521                              15868
6/30/97                                                                    18711                              21375
6/30/98                                                                    23585                              27817
6/30/99                                                                    28047                              34148
6/30/00                                                                    36358                              36624
6/30/01                                                                    46523                              31196
6/30/02                                                                    45695                              25587
6/30/03                                                                    47669                              25651
6/30/04                                                                    60773                              30553

                              MERIDIAN VALUE FUND
                          AVERAGE ANNUAL TOTAL RETURN


One Year                                                      27.49%

Five Years                                                    16.73%

Since Inception                                               19.78%

Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

                  2004 TAX NOTICE TO SHAREHOLDERS (UNAUDITED)

The information set forth below is for the Fund's fiscal year as required by Federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2005. Please consult your tax advisor for proper treatment of this information.

Pursuant to Internal Revenue Code Section 852(b)(3), the amounts of long-term capital gains designated for the fiscal year ended June 30, 2004 were as follows:

Growth Fund.................................................   $19,395,152
Value Fund..................................................   $        --

                                                  MERIDIAN FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          This report is submitted for
                       the information of shareholders of
                         Meridian Fund, Inc. It is not
                         authorized for distribution to
                          prospective investors unless
                         preceded or accompanied by an
                             effective prospectus.

           ---------------------------------------------------------
                             Officers and Directors

                             RICHARD F. ASTER, JR.
                             President and Director

                              MICHAEL S. ERICKSON

                                 HERBERT C. KAY

                                JAMES B. GLAVIN

                                MICHAEL STOLPER
                                   Directors

                                GREGG B. KEELING
                            Treasurer and Secretary

                                   Custodian
                               PFPC TRUST COMPANY
                           Philadelphia, Pennsylvania

                      Transfer Agent and Disbursing Agent
                                   PFPC, INC.
                         King of Prussia, Pennsylvania
                                 (800) 446-6662

                                    Counsel
                            MORRISON & FOERSTER LLP
                                Washington, D.C.

                                    Auditors
                           PRICEWATERHOUSECOOPERS LLP
                           San Francisco, California

                            MERIDIAN GROWTH FUND(R)

                             MERIDIAN VALUE FUND(R)

                                 ANNUAL REPORT

                              [MERIDIAN FUND LOGO]

                         60 E. Sir Francis Drake Blvd.
                             Wood Island, Suite 306
                               Larkspur, CA 94939

                              www.meridianfund.com

                            Telephone (800) 446-6662

                                 JUNE 30, 2004

ITEM 2. CODE OF ETHICS.

    (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.


    (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.


    (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that James Glavin is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

    (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $85,540 ($49,140 in 2004 and $36,400 in 2003).

Audit-Related Fees

    (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $ 0.00. ($0.00 in 2004 and $0.00 in 2003).

Tax Fees

    (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $16,600 ($8,400 in 2004 and $8,200 in 2003).

    Tax fees represent tax excise distributions and compliance services provided in connection with the review of the Registrant's tax returns.

All Other Fees

    (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $
        0.00. ($0.00 in 2004 and $0.00 in 2003).

    (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PRE-APPROVAL OF AUDIT AND PERMITTED NON-AUDIT SERVICES PROVIDED TO THE COMPANY

        1. Pre-Approval Requirements. The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditor, including the fees therefore. The Committee may delegate to one or more of its members the authority to grant pre-approvals. In connection with such delegation, the Committee shall establish pre-approval policies and procedures, including the requirement that the decisions of any member to whom authority is delegated under this section shall be presented to the full Committee at each of its scheduled meetings.

        2. De Minimis Exception to Pre-Approval: Pre-approval for a permitted non-audit service shall not be required if:

                a. the aggregate amount of all such non-audit services is not more than 5% of the total revenues paid by the Company to the Auditor in the fiscal year in which the non-audit services are provided;

                b. such services were not recognized by the Company at the time of the engagement to be non-audit services; and

                c. such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

Additionally, the Committee shall pre-approve the Auditor's engagements for non-audit services with the Adviser and any affiliate of the Adviser that provides ongoing services to the Company in accordance with the foregoing, if the engagement relates directly to the operations and financial reporting of the Company, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Auditor by the Company, the Adviser and any affiliate of the Adviser that provides ongoing services to the Company during the fiscal year in which the services are provided that would have to be pre-approved by the Committee pursuant to this paragraph (without regard to this exception).

PROHIBITED SERVICES

The Committee shall confirm with the Auditor engaged to perform the audit of the Company that the Auditor is not performing contemporaneously any of the following non-audit services for the Company, the Adviser, or any affiliates of the Company or Adviser:

        1. bookkeeping or other services related to the accounting records or financial statements of the Company;

        2.      financial information systems design and implementation;

        3. appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

        4.      actuarial services;

        5.      internal audit outsourcing services;

        6.      Management functions or human resources;

        7. broker or dealer, investment adviser, or investment banking services;

        8.      legal services and expert services unrelated to the audit; and

        9. any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

The Auditor is responsible for informing the Committee of whether it believes that a particular service is permissible or prohibited pursuant to applicable regulations and standards.

    (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                  (b)   N/A

                  (c)   100.00%

                  (d)   N/A

    (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

    (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $($0.00 in 2004 and $0.00 in 2003).

    (h) The registrant's audit committee of the board of directors HAS considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Not yet applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


ITEM 10. CONTROLS AND PROCEDURES.

    (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b))
        and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

    (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

    (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

    (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
           Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

    (a)(3) Not applicable.


    (b)    Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
           Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                  Meridian Fund, Inc.(R)
            ------------------------------------------------------------

By (Signature and Title)*    /s/ Richard F. Aster, Jr.
                         -----------------------------------------------
                             Richard F. Aster, Jr., Director & Principal
                             Executive Officer
                             (principal executive officer)

Date  September 7, 2004
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*    /s/ Richard F. Aster, Jr.
                         -------------------------------------------------------
                             Richard F. Aster, Jr., Director & Principal
                             Executive Officer
                             (principal executive officer)

Date  September 7, 2004
    --------------------------------------------------------------------


By (Signature and Title)*    /s/ Gregg B. Keeling
                         -------------------------------------------------------
                             Gregg B. Keeling, Principal Financial Officer,
                             Principal Accounting Officer, Treasurer & Secretary
                             (principal financial officer)

Date  September 7, 2004
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.